1 Jones Lang LaSalle Incorporated Form of Change in Control Agreement for Global Executive Board March 3, 2021 {Insert Employee Name} {Insert Employee Address} {Insert City, State, Zip} {Insert Country} Dear {Insert Employee Name}: I am pleased to provide you with this letter to confirm a supplemental term of your employment with Jones Lang LaSalle Incorporated, a Maryland corporation (“JLL” or the “Company”), which is provided to you while a member of the Company’s Global Executive Board (“GEB”), and as approved by the Compensation Committee of the Board of Directors as of February 24, 2021. Should your membership in the GEB cease for any reason, be it through your voluntary resignation or at the discretion of the Company, the benefits provided hereunder shall immediately terminate, unless said termination, from the GEB, occurs within three (3) months immediately prior to a Change in Control. Furthermore, the determination of your membership in the GEB is in the sole discretion of the Company and such determination is conclusive and binding on all persons notwithstanding any contrary determination by any court or governmental agency. Definitions: “Agreement” means this Form Change in Control Agreement. “Base Pay” means the greater of (a) 54 weeks of base salary in effect immediately prior to the termination of employment, or (b) 54 weeks base salary in effect immediately prior to a Change in Control; provided, in each case, that if the termination is due to Good Reason based on a material reduction in base salary, then your annualized base salary shall be that amount equal to 54 weeks base salary in effect immediately prior to such reduction. “Board” means the Board of Directors of the Company. “Cause” means, unless stated otherwise, in an employment or award agreement, and as determined in the Company’s sole discretion (i) violations of the Company’s policies or Code of Business Ethics; (ii) willful or grossly negligent misconduct; (iii) breach of the employee’s duties as an employee of the Company; (iii) fraud, embezzlement, theft, falsification of documents, use or distribution on premises of illegal drugs, refusal to cooperate with an investigation, criminal activity, or any other similar dishonest conduct.

2 “Change in Control” means a change in control of the Company, which will be deemed to have occurred if: (i) any “person,” as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this definition of Change in Control or (B) other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 75% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or

3 its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect) other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale. “Change in Control Period” means the time period beginning on the date of the Change in Control and ending on the date twenty-four (24) months after the Change in Control. “Good Reason” means, your resignation within thirty (30) days following the Company’s cure period (discussed below) in connection with any of the following events, if not undertaken for Cause, and without your express written consent: (A) a unilateral and detrimental reduction or material change in your duties and responsibilities (including, but not limited to, title, reporting, and duties or responsibilities in the continued operation of the Company, its subsidiaries, and reporting segments); provided, however, that a “unilateral and detrimental reduction” or “material change” shall not be deemed to occur if you have substantially the same responsibilities and duties with respect to the Company or its successor as in effect immediately prior to a Change in Control or if you are otherwise performing such similar duties and responsibilities as the senior person responsible therefor in the Company or its successor; (B) a reduction in your Base Pay or target bonus opportunity by fifteen percent (15%) or more; or (C) an elimination or substantial reduction in the equity award value granted to you; (D) a material change in the geographic location at which you must perform your role and/or duties, provided that in no instance will a relocation to a facility or a location fifty (50) miles or less from your then-current office location immediately prior to a Change in Control be deemed material for purposes of the benefits hereunder; and (E) the failure of the Company to obtain assumption of the benefits hereunder by any successor to the Company, following a Change in Control. In order for an event to qualify as Good Reason, you must not terminate employment with the Company without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within sixty (60) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days must elapse following the date of written notice with the grounds having not been cured during such time. “Plan Year” means, the 12-month period beginning on January 1 and ending on the following December 31.

4 You will be eligible for the supplemental benefits provided hereunder on the date your employment with the JLL ends due to a termination for Good Reason or an involuntary termination without Cause during the Change in Control Period. If your employment with the Company ends for Good Reason or as a result of an involuntary termination, other than for Cause, within the Change in Control Period, then you shall be eligible, provided you execute a general release in a form reasonably acceptable to the Company, to receive enhanced severance pay (payable in a lump sum) including the following: (i) An amount equal to x Base Pay; (ii) An amount equal to x your annual target bonus then in effect; (iii) A pro rata amount equal to your annual bonus, at target, calculated from January 1 through your last day of employment with the Company for a Plan Year, and for the prior Plan Year, if you are terminated from employment for Good Reason or involuntarily terminated without Cause prior to a bonus payment being made for the prior Plan Year; (iv) Accelerated vesting of all outstanding stock-based awards issued under the Company’s 2019 Stock Award Incentive Plan, or any former plans or future stock award incentive plans the Company may adopt, amend, or restate (collectively referred to herein as the “SAIP”), including Performance Awards (as defined by the SAIP), which shall be calculated based upon target performance with the vesting and payout accelerated to aligned with your termination from service (whether for a Severance Eligible Event or for Good Reason); (v) COBRA benefits, as per the Company’s Severance Pay Plan; and (vi) Outplacement counseling, as per the Company’s Severance Pay Plan Tax Adjustment Payment. In the event that you become entitled to the benefit hereunder, or under any other agreement with or plan of the Company (in the aggregate, the “Total Payments”), if all or any part of the Total Payments will be subject to the tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed) (the “Excise Tax”), the Total Payments shall be reduced (but not below zero) such that the value of the Total Payments shall be one dollar ($1) less than the maximum amount of payments which you may receive without becoming subject to the tax imposed by Section 4999 of the Code; provided, however, that the foregoing limitation shall not apply in the event that it is determined that the Total Payments on an after-tax basis (i.e., after payment of federal, state, and local income taxes, penalties, interest, and Excise Tax) if such limitation is not applied would exceed the after-tax benefits to you if such limitation is applied. You shall bear the expense of any and all Excise Taxes due on any payments that are deemed to be “excess parachute payments” under Section 280G of the Code. The determination of whether any of the Total Payments will be subject to the Excise Tax and the assumptions to be used in arriving at such determination, shall be made by a nationally recognized certified public accounting firm that does not serve as an accountant or auditor for any individual, entity or group effecting the Change in Control as designated by the Company (the “Accounting Firm”). The Accounting Firm will provide detailed supporting calculations to the

5 Company and you within fifteen (15) business days of the receipt of notice from the Company requesting a calculation hereunder. All fees and expenses of the Accounting Firm will be paid by the Company. Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, if delivered by overnight courier service, if sent by facsimile or electronic transmission or if mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses or sent via facsimile to the respective facsimile numbers, as the case may be, as set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt; provided, however, that (i) notices sent by personal delivery or overnight courier shall be deemed given when delivered; (ii) notices sent by facsimile or electronic transmission shall be deemed given upon the sender's receipt of confirmation of complete transmission, and (iii) notices sent by United States registered mail shall be deemed given two days after the date of deposit in the United States mail. If to the Company, to: Jones Lang LaSalle Incorporated Attn: Chief Human Resource Officer 200 E. Randolph Street Chicago, IL 60601 with copy to: Jones Lang LaSalle Incorporated Attn: Chief Legal Officer 200 E. Randolph Street Chicago, IL 60601 If to {Insert Employee Name}: Counterparts and Signatures. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures delivered by facsimile or PDF file shall constitute original signatures. Code Section 409A. It is intended that any amounts payable under this Agreement and the Company's and your exercise of authority or discretion hereunder shall comply with Code Section 409A (including the Treasury regulations and other published guidance relating thereto) so as not to subject you to the payment of any interest or additional tax imposed under Code Section 409A.

6 To the extent any amount payable under this Agreement would trigger the additional tax imposed by Code Section 409A, the Agreement shall be modified to avoid such additional tax. Notwithstanding the foregoing, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A and the rules and regulations thereunder (“Section 409A”), if you are a “specified employee” (as defined under Section 409A) as of the date of your “separation from service” (as defined under Section 409A) from the Company, then any payment of benefits scheduled to be paid by the Company to you during the first six (6) month period following the date of a termination of employment hereunder that constitutes deferred compensation under Code Section 409A shall not be paid until the earlier of (i) the expiration of the six (6) month period measured from the date of your “separation from service” and (ii) the date of your death. All payments and benefits that are delayed pursuant to the immediately preceding sentence shall be paid to you in a lump sum as soon as practicable following the expiration of such period (or if earlier, upon your death) but in no event later than thirty (30) days following such period. To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, no amount or benefit that is payable upon a termination of employment or services from the Company shall be payable unless such termination also meets the requirements of a “separation from service” under Section 409A. Each payment, including each installment payment, made under this Agreement shall be designated as a “separate payment” within the meaning of Section 409A. As such, and to the extent applicable and permissible under Section 409A, each such “separate payment” shall be made in a manner so as to satisfy Section 409A and Treasury Regulations promulgated thereunder, including the provisions which exempt certain compensation from Section 409A, including but not limited to Treasury Regulations Section 1.409A-1(b)(4) regarding payments made within the applicable 2 ½ month period and Section 1.409A-1(b)(9)(iii) regarding payments made only upon an involuntary separation from service. In addition, the parties shall cooperate fully with one another to ensure compliance with Section 409A, including, without limitation, adopting amendments to arrangements subject to Section 409A and operating such arrangements in compliance with Section 409A. Governing Law. This agreement will be governed in accordance with the laws of the State of Illinois, without reference to principles of conflicts of law. Company’s Decision Final. Any interpretation of the benefits hereunder and any decision on any matter within the discretion of the Company made by the Company in good faith is binding on all persons. Notwithstanding the foregoing, should a Change in Control occur, your benefits under this Agreement shall not be subject to modification and/or cancellation by the Company without your express written consent. If you bring a claim for benefits contained within this Agreement and are ultimately successful in bringing such claim, the Company shall reimburse you for your expenses incurred in bringing such claim (including reasonable attorneys’ fees and expenses). Acceptance. To indicate your acceptance of this agreement, please sign and date this letter in the space provided below and return it to me. A duplicate original is enclosed for your records. To the extent that any agreement between you and the Company currently provides for any

7 severance payment following a Change in Control, the terms of this agreement shall supersede and replace any such prior agreement, whether written or oral, with respect to the payment of severance. This letter may not be modified or amended except by a written agreement, signed by the Company and by you. If you have any questions, please contact me. If you find the terms of this Agreement acceptable, please sign a copy and return it to me. I agree to and accept, ________________________________ {Employee Signature} [Intentionally Left Blank]